SUPPLEMENT TO THE PROSPECTUSES
                                       OF
              EVERGREEN CASH MANAGEMENT TREASURY MONEY MARKET FUND

I. Effective immediately, on page 4 of each prospectus, the section entitled CALCULATING THE SHARE PRICE is revised as follows:

The value of one share of the Fund, also known as the net asset value, or NAV, is calculated on each day the New York Stock Exchange is open at 5:00 p.m. Eastern time.

         Effective immediately, on page 5 of each prospectus, the section entitled HOW TO BUY SHARES is revised as follows:

Purchase orders will be accepted for execution at the next NAV calculation time after the order is placed, provided that the order is properly submitted and received by Evergreen Funds. Purchase orders received by 5:00 p.m. Eastern time will be processed at that day's NAV. Purchase orders received after 5:00 p.m. Eastern time will be processed at the next day's NAV.

         Effective immediately, on page 6 of each prospectus, the section entitled HOW TO REDEEM SHARES is revised as follows:

Redemption orders will be processed at the next NAV calculation time after the order is placed, provided that the order is properly submitted and received by Evergreen Funds. Redemption orders received by 5:00 p.m. Eastern time will be processed at that day's NAV. Redemption orders received after 5:00 p.m. Eastern time will be processed at the next day's NAV.

June 15, 2001                                                      558721 6/01